Trade and other payables	12 Months Ended
Mar. 31, 2023
Trade and other payables [abstract]
Trade and other payables
22. Trade and other payables

Trade and other payables include amounts owed to suppliers, tax authorities and other parties which are due to be settled within 12 months. The total also includes deferred amounts, some of which represent monies received from customers but for which we have not yet delivered the associated service. These amounts are recognised as revenue when the service is provided.

Trade and other payables are initially recognised at fair value and subsequently measured at amortised cost, with the exception of contingent consideration, which is subsequently measured at fair value.

	2023	2022
	£m	£m
Trade payables	3,249	3,113
Deferred payables	404	487
Customer contributions[1]	171	137
Social security and other taxes	240	278
Contingent consideration	19	34
Other payables²	985	866
	5,068	4,915
1.Relates to amounts received from government-related entities for connecting to our networks, where we have obligations remaining under the contract.
2.Included within other payables are payments due in respect of interconnector excess revenues in accordance with the cap and floor regime constructed by Ofgem (see note 3).
Due to their short maturities, the fair value of trade and other payables approximates their carrying value.